LNG Inventory	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
LNG Inventory
LNG INVENTORY

LNG inventory is recorded at cost and is subject to lower of cost or market ("LCM") adjustments at the end of each period. LNG inventory cost is determined using the average cost method. Recoveries of losses resulting from interim period LCM adjustments are recorded when market price recoveries occur on the same inventory in the same fiscal year. These recoveries are recognized as gains in later interim periods with such gains not exceeding previously recognized losses. As of December 31, 2012 and 2011, we had $2.6 million and $0.5 million, respectively, of LNG inventory on our Consolidated Balance Sheets. During the years ended December 31, 2012, 2011 and 2010, we recognized $0.2 million, $0.4 million and $0.3 million, respectively, as a result of LCM adjustments to our LNG inventory.